UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 29, 2004

Exact name of registrant as specified in its charter	Baldor Electric Company

State or other jurisdiction of incorporation	Missouri

Commission 70, Identification No.	01-07284

IRS Employer File Number	43-0168840

Address of principal executive offices	5711 R. S. Boreham, Jr., St Fort Smith, Arkansas

Zip Code	72901

Registrant’s telephone number, including area code	479-646-4711

Former name or former address, if changed since last report	N/A

Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is being provided under Item 12 – Results of Operations and Financial Condition. Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

On January 29, 2004, Baldor Electric Company issued a news release to report its financial results for the fourth quarter and year ended January 3, 2004. The release is furnished as Exhibit 99 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Baldor Electric Company
(Registrant)

Date February 2, 2004	/s/ Ronald E. Tucker
Ronald E. Tucker
Chief Financial Officer and Secretary (Principal Financial Officer)

BALDOR ELECTRIC COMPANY

INDEX OF EXHIBITS

Exhibit No.	Description
99	Company issued news release dated January 29, 2004